JPMorgan U.S. Equity Funds

JPMorgan Small Cap Equity Fund
(a series of JPMorgan Trust I)
(All Share Classes)

Supplement dated May 16, 2007
to the Prospectuses dated November 1, 2006

As permitted in the “Purchasing Fund Shares” section of the prospectus for the JPMorgan Small Cap Equity Fund (the “Fund”), as of the date of this supplement, the Fund will begin to be publicly offered on a limited basis. Investors will not be eligible to purchase shares of the Fund, except as described below:

•	Shareholders of record as of June 8, 2007 will be able to continue to purchase additional shares in their existing Fund accounts either through JPMorgan Funds Services or a Financial Intermediary (as defined in the prospectus) and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Shareholders of record of the Fund as of June 8, 2007 will be able to add to their accounts through exchanges from other JPMorgan Funds;

•	Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may continue to open new participant accounts in the Fund and purchase additional shares in existing participant accounts established prior to the date of this supplement. Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may also establish new accounts with the Fund, provided the group employer retirement plan has been accepted for investment by the Fund and its distributor by June 8, 2007;

•	Sponsors of wrap programs that provide managed customized portfolios of mutual funds may continue to open Fund accounts for new participants in such wrap programs and purchase additional shares in their existing participant accounts, provided that such wrap programs have established accounts in Class A shares with the Fund and its distributor prior to the date of this supplement;

•	Health savings account programs offered through JPMorgan Chase & Co. or its affiliates may open Fund accounts for new participants and purchase additional shares in their existing participant accounts;

•	Current and future JPMorgan SmartRetirement Funds will be able to purchase shares of the Fund; or

•	Current and future Model Portfolios of the CollegeChoice 529 Investment Plan offered by the Indiana Education Savings Authority may purchase shares of the Fund.

After June 8, 2007, if all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements, as described in the prospectus), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares nor reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund after June 8, 2007, JPMorgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If JPMorgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SCE-507